UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

March 22, 2022 (March 18, 2022)

PARTY CITY HOLDCO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37344	46-0539758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

80 Grasslands Road Elmsford, New York	10523
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (914) 345-2020

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01/share	PRTY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 18, 2022, certain subsidiaries of Party City Holdco Inc. (the “Company”) entered into a Sixth Amendment to ABL Credit Agreement (the “ABL Amendment”) among Party City Holdings Inc., a wholly-owned indirect subsidiary of the Company (the “Borrower Agent”), Party City Corporation, a wholly-owned direct subsidiary of the Borrower Agent (the “Subsidiary Borrower” and, together with the Borrower Agent, the “Borrowers”), PC Intermediate Holdings, Inc., the direct parent company of the Borrower Agent (“PC Intermediate”), certain subsidiaries of the Borrowers, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), which amended that certain ABL Credit Agreement, originally dated as of August 19, 2015 (as amended from time to time, the “ABL Credit Agreement”), by and among the Borrowers, PC Intermediate, the subsidiaries of the Borrowers from time to time party thereto, the lenders from time to time party thereto, and the Administrative Agent. The ABL Credit Agreement governs the Borrowers’ existing $475 million asset-based revolving credit facility. The ABL Amendment modified certain eligibility criteria with respect to the inventory component of the borrowing base to which such credit facility is subject. Such changes lengthen the permitted in-transit time for eligible in-transit inventory being shipped from a location outside of the United States, subject to a cap on the aggregate amount of foreign in-transit inventory that is eligible to be reflected in the borrowing base.

This description of the ABL Amendment does not purport to be complete and is qualified in its entirety by reference to the ABL Amendment, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth under Item 1.01 above is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Sixth Amendment to ABL Credit Agreement, dated as of March 18, 2022, among Party City Holdings Inc., Party City Corporation, PC Intermediate Holdings, Inc., the subsidiaries of the borrowers party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARTY CITY HOLDCO INC.

Date: March 22, 2022	By:	/s/ Todd Vogensen
Todd Vogensen
Chief Financial Officer

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